UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 10, 2015

CUBIC ENERGY, INC.

(Exact name of registrant as specified in its charter)

Texas	001-34144	87-0352095
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9870 Plano Road Dallas, Texas	75238
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (972) 686-0369

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement.

The response to Item 1.03 is incorporated by reference to the extent required by Item 1.01 of Form 8-K.

Item 1.03                                           Bankruptcy or Receivership.

On December 11, 2015, Cubic Energy, Inc., a Texas corporation (the “Company”), together with its direct and indirect wholly owned subsidiaries Cubic Asset, LLC, a Delaware limited liability company, Cubic Asset Holding, LLC, a Delaware limited liability company, Cubic Louisiana, LLC, a Delaware limited liability company, and Cubic Louisiana Holding, LLC, a Delaware limited liability company (collectively with the Company, the “Cubic Parties”), filed voluntary petitions in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) seeking relief under the provisions of Chapter 11 of the United States Bankruptcy Code (the “Chapter 11 Cases”).  The Cubic Parties have sought to have the Chapter 11 Cases jointly administered for procedural purposes under Case No. 15-12500.

On or about December 10, 2015, in connection with the Chapter 11 Cases, (i) the Cubic Parties, (ii) each of the Prepetition Noteholders (as defined in the PSA), (iii) BP Products North America, Inc., a Maryland corporation, (iv) BP Energy Company, a Delaware corporation, (v) Wells Fargo Energy Capital, Inc., a Texas corporation, and (vi) Fossil Operating Inc., a Texas corporation, entered into a Plan Support Agreement (the “PSA”).  The PSA, which is subject to Bankruptcy Court approval and other conditions, provides for the implementation of a restructuring involving the Cubic Parties on the terms set forth in the joint prepackaged plan of reorganization of the Cubic Parties (the “Prepackaged Plan”).

Subject to the satisfaction of certain terms and conditions set forth in the PSA, the Prepackaged Plan provides, among other things, that on the effective date of the Prepackaged Plan:

•                  all existing equity interests in the Cubic Parties will be cancelled, including the Company’s common stock;

•                  in exchange for the release and discharge of their prepetition claims, affiliates of the Prepetition Noteholders will receive in the aggregate 100% of the equity interests in the reorganized Company, as well as new senior secured notes issued by the reorganized Company; and

•                  Wells Fargo Energy Capital, Inc. will receive, in exchange for the release and discharge of its prepetition claims, 100% of the equity interest in the reorganized Cubic Louisiana Companies (as defined in the PSA).

Holders of the Company’s common stock will not receive any consideration under the Prepackaged Plan.

In addition, pursuant to the PSA, the Investment Agreement, dated as of October 2, 2013, by and between the Warrant Holders and the Company (the “Investment Agreement”), was terminated upon the commencement of the Chapter 11 Cases.

The foregoing summary is qualified in its entirety by reference to the PSA, the Prepackaged Plan, and the Investment Agreement, which are attached as Exhibits 10.1, 10.2, and 10.3 hereto, respectively, and are incorporated herein by reference.

Item 2.04.                                        Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The commencement of the Chapter 11 Cases described in Item 1.03 above constitutes an event of default that accelerated the Company’s obligations under (i) the Company’s senior secured notes due October 2, 2016 issued pursuant to that certain Note Purchase Agreement dated October 2, 2013, as amended, and certain documents related thereto and (ii) the Amended and Restated Credit Agreement dated October 2, 2013 between Cubic Louisiana, LLC and Wells Fargo Energy Capital, Inc. (collectively, the “Debt Documents”).

The Debt Documents provide that as a result of the commencement of the Chapter 11 Cases the principal and accrued interest due thereunder is immediately due and payable.

Item 7.01.                                        Regulation FD Disclosure.

A copy of the press release dated December 14, 2015 announcing that the Company and the other Cubic Parties filed voluntary petitions for reorganization under Chapter 11 of the Bankruptcy Code is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information included in this Item 7.01 and in Exhibit 99.1 to this Current Report on Form 8-K shall not be deemed “filed” for purposes of or otherwise subject to the liabilities under Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Unless expressly incorporated into a filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act made after the date hereof, the information contained in this Item 7.01 and in Exhibit 99.1 hereto shall not be incorporated by reference into any of our filings, whether made before or after the date hereof, regardless of any general incorporation language in any such filing.

Item 8.01.                                        Other Events.

Plan Solicitation

Beginning on December 10, 2015, in connection with entry into the PSA, the Cubic Parties solicited votes on the Prepackaged Plan from each of the Prepetition Noteholders, BP Energy Company and Wells Fargo Energy Capital, Inc. (the “Voting Creditors”).  The Voting Creditors comprise all of the persons entitled to vote on the Prepackaged Plan.  Each of the Voting Creditors has voted to accept the Prepackaged Plan.

Item 9.01                                           Financial Statements and Exhibits

(d)              Exhibits

Exhibit No.	Description of Exhibit

10.1

Plan Support Agreement, dated December 10, 2015, among Cubic Energy, Inc., Cubic Asset, LLC, Cubic Asset Holding, LLC, Cubic Louisiana, LLC, Cubic Louisiana Holding, LLC, the Prepetition Noteholders (as defined therein), BP Products North America, Inc., BP Energy Company, Wells Fargo Energy Capital, Inc. and Fossil Operating, Inc.

10.2	Joint Prepackaged Plan of Reorganization of Cubic Energy, Inc., Cubic Asset, LLC, Cubic Asset Holding, LLC, Cubic Louisiana, LLC and Cubic Louisiana Holding, LLC.

10.3

Investment Agreement, dated October 2, 2013, among the Company, and the Warrant Holders (incorporated by reference to Exhibit 10.6 to the Company’s Current Report on Form 8-K (File No. 001-34144) filed with the SEC on October 3, 2013).

99.1	Press Release issued by the Company, dated as of December 14, 2015.

Forward-Looking Statements

Information in this Current Report on Form 8-K contains “forward-looking statements,” usually containing the words “believes,” “intends,” “estimates,” “projects,” “expects,” “anticipates,” “plans,” or similar expressions.  These statements include, but are not limited to, statements regarding the effects of the Chapter 11 Cases, including the effects of the Chapter 11 Cases on the Company’s business plan and operating expenses, the PSA, the Prepackaged Plan, and the timing and execution of the Chapter 11 Cases.  Forward-looking statements inherently involve risks and uncertainties that could cause actual results to differ materially from the forward-looking statements.  Accordingly, readers should not place undue reliance on any forward-looking statements.  Forward-looking statements may include comments as to the Company’s beliefs and expectations as to future events, which are necessarily subject to uncertainties, many of which are outside the Company’s control. More information on potential factors that could affect the Company’s financial results is included from time to time in the “Forward-Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s periodic and current filings with the SEC.  Forward looking statements speak only as of the date they are made, and the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise that occur after that date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 14, 2015	CUBIC ENERGY, INC.

	By:	/s/ Jon S. Ross
Jon S. Ross, Executive Vice President and Secretary